UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2013

Cousins Properties Incorporated

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

001-11312

(Commission File Number)

58-0869052

(IRS Employer Identification Number)

191 Peachtree Street NE, Suite 500, Atlanta, Georgia 30303-1740

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 407-1000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 30, 2013, Cousins Properties Incorporated (the “Company”) entered into an underwriting agreement (the “Agreement”) with J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule A to the Agreement (the “Underwriters”). Pursuant to the terms and conditions of the Agreement, the Company agreed to sell 60,000,000 shares of common stock, par value $1.00 per share, at a price to the public of $10.00 per share. In addition, the Company granted the Underwriters a 30-day option to purchase up to 9,000,000 additional shares of common stock, which was exercised in full by the Underwriters on July 31, 2013.

In the Agreement, the Company agreed to indemnify the Underwriters against certain specified types of liabilities, including liabilities under the Securities Act of 1933, and to contribute to payments the Underwriters may be required to make in respect of these liabilities. In the ordinary course of business the Underwriters or their respective affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, the Company and its affiliates for which they have received or may receive customary fees and expenses. The offering contemplated by the Agreement (including the exercise in full of the option to purchase additional shares) closed on August 5, 2013.

The shares of common stock were offered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-187636). A copy of the Agreement is attached hereto as Exhibit 1.1, and the description of the material terms of the Agreement in this Item 1.01 is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release announcing the commencement of the common stock offering is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release announcing the pricing of the common stock offering is furnished as Exhibit 99.2 to this Current Report on Form 8-K. A copy of the press release announcing the closing of the common stock offering is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibits 99.1, 99.2 and 99.3) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated July 30, 2013, by and among Cousins Properties Incorporated, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters.

5.1	Opinion of King & Spalding LLP regarding legality of shares.

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1).

99.1	Press Release, dated July 29, 2013.

99.2	Press Release, dated July 30, 2013.

99.3	Press Release, dated August 5, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2013

COUSINS PROPERTIES INCORPORATED

By:	/s/ Pamela F. Roper
Pamela F. Roper
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated July 30, 2013, by and among Cousins Properties Incorporated, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters.

5.1	Opinion of King & Spalding LLP regarding legality of shares.

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1).

99.1	Press Release, dated July 29, 2013.

99.2	Press Release, dated July 30, 2013.

99.3	Press Release, dated August 5, 2013.